Exhibit 10.2

SECOND AMENDMENT TO LEASE AGREEMENT

This Second Amendment to Lease Agreement (this "Amendment") is made and entered into as of this 13th day of February, 2019, by and between Highline Office 1, L.C., a Utah limited liability company (the "Landlord"), and Pluralsight, LLC, a Nevada limited liability company (the "Tenant").

RECITALS

WHEREAS, on August 31, 2018, Landlord and Tenant entered into that certain Lease Agreement pursuant to which Landlord agreed to lease to Tenant, and Tenant agreed to lease from Landlord, the Leased Premises, which Lease Agreement was subsequently amended by that certain First Amendment to Lease Agreement dated November 6, 2018 (collectively, the "Lease"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Lease.

WHEREAS, Landlord and Tenant desire to enter into this Amendment following the subdivision of the Property to make the changes contemplated by Section 1.7 of the Lease and certain other changes as set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Description of Leased Premises. Section 1.1(a) of the Lease is hereby deleted and replaced with the following:

"(a)    All of the floor area (the "Leased Premises") in the office building to be built in accordance with the Work Letter (the ''Building") located at approximately 65 East Highland Drive, Draper City, Utah, on the real property more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein (the "Property"). The Leased Premises is depicted on the floor plan shown on Exhibit "B" which is attached hereto and by this reference incorporated herein;"

2.Subdivision of Property. Section 1.7 of the Lease is hereby deleted.

3.Exhibits. Exhibit "A", Exhibit "A-1", and Exhibit "A-2" to the Lease are hereby deleted and replaced with the revised Exhibit "A", Exhibit "A-1", and Exhibit "A-2" attached to this Amendment and by this reference incorporated herein. References in the Lease to Exhibit "A", Exhibit "A-1", and Exhibit "A-2" shall be deemed to be references, respectively, to the revised Exhibit "A", Exhibit "A-1", and Exhibit "A-2" attached to this Amendment.

4.Depiction of Leased Premises. Landlord and Tenant agree that the Landlord Improvement Plans have been approved and that the depiction of the Leased Premises referenced in Section I.I (a) of the Lease and on Exhibit "B" to the Lease is attached hereto as Exhibit "B" and by this reference incorporated herein. References in the Lease to Exhibit "B" shall be deemed to be references to the Exhibit "B" to this Amendment.

5.Work Letter. The Work Letter attached as Exhibit "C" to the Lease has been amended as set forth at Exhibit "C" attached to this Amendment, and such amendment to the Work Letter is hereby incorporated into the Lease by this reference.

6.Actual Parking Allocation. Landlord and Tenant agree that the number of stalls constituting the Actual Parking Allocation defined in Section 20.3(a) of the Lease, as set forth in the approved Landlord Improvement Plans, is 1,669 stalls.

7.CC&RS. Landlord and Tenant agree that the CC&Rs have been approved and that the terms of such CC&Rs satisfy Section 20.4 of the Lease.

8.Entire Agreement. This Amendment contains the entire understanding of Tenant and Landlord and supersedes all prior oral or written understandings relating to the subject matter set forth herein. Except as expressly modified and amended hereby, all other terms and conditions of the Lease shall continue in full force and effect.

9.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.

10.Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.

11. Authority. Each individual executing this Amendment does thereby represent and warrant to each other person so signing (and to each other entity for which such other person may be signing) that he or she has been duly authorized to deliver this Amendment in the capacity and for the entity set forth where she or he signs.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the date first set forth above.

LANDLORD:        HIGHLINE OFFICE 1, L.C., a Utah limited
liability company, by its Manager

KC GARDNER COMPANY, L.C.,
a Utah limited liability company

By:	/s/ Christian Gardner
Name:	Christian Gardner
Its:	Manager

TENANT:	PLURALSIGHT, LLC, a Nevada limited liability company

By:	/s/ James Budge
Name:	James Budge
Its:	Chief Financial Officer

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